UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported): December 20, 2005

OAK HILL FINANCIAL, INC.

(Exact name of Registrant as specified in its charter)

Ohio	0-26876	31-1010517
(State or jurisdiction of incorporation)	(Commission or file number)	(IRS Employer identification number)

14621 S. R. 93

Jackson, OH 45640

(Address of principal executive offices)

(740) 286-3283

(Registrant’s phone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

Employment Agreement Between the Company and Ralph E. Coffman, Jr.

On December 20, 2005, Oak Hill Financial, Inc. (the “Company”) entered into an Employment Agreement with Ralph E. Coffman, Jr. (the “Employment Agreement”). A copy of the Employment Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The material terms of the Employment Agreement are provided as follows:

•	Mr. Coffman will continue to serve as the Company’s President and Chief Executive Officer and as the Chief Executive Officer of Oak Hill Banks, a wholly-owned subsidiary of the Company.

•

The Employment Agreement is for a term of two years, commencing on January 1, 2006 and ending on December 31, 2007. The term of the Employment Agreement will be extended for one day each day until the Board of Directors of the Company elects not to extend the term of the Employment Agreement by giving written notice to Mr. Coffman.

•	The terms of the Employment Agreement terminate the Change in Control Agreement, effective as of January 31, 2004, between the Company and Mr. Coffman.

•

Mr. Coffman will receive an annual base salary of $230,000, which will be reviewed at least annually in accordance with the procedures adopted for such purpose by the Board of Directors of the Company. In addition, Mr. Coffman will be eligible to receive bonuses and awards under the Company’s stock incentive plan.

•

In the event of termination of Mr. Coffman’s employment (i) as a consequence of death or permanent disability, (ii) by the Company without cause (as defined below), or (iii) after a change in control (as defined below), the Company shall pay to Mr. Coffman, his beneficiary or his estate, the salary that would have been paid to Mr. Coffman for the remaining term of the Employment Agreement, a pro rata portion of the bonus applicable to the fiscal year in which such termination occurs, the value of any stock option or related rights granted to Mr. Coffman, but not exercisable, as of the date of such termination, and the value of restricted stock awards or related rights which have been granted to Mr. Coffman subject to certain conditions in the Employment Agreement.

•

In the event of termination of Mr. Coffman’s employment by the Company for cause, Mr. Coffman will not be entitled to further compensation or other benefits under the Employment Agreement, except as to that portion of any unpaid salary and other benefits accrued and earned up to and including the effective date of such termination.

•

In the event of termination of Mr. Coffman’s employment by Mr. Coffman, the Company may, in its sole discretion, elect to make salary payments, but the Company does not have an obligation to pay any compensation or benefits of any kind other than the salary that has accrued but not paid up to and including the date of termination, and any bonus accrued but not paid for fiscal years that have been completed as of the date of termination.

•

In the event that the Company makes a payment, in the nature of compensation, to Mr. Coffman that is subject to an excise tax, the Company shall pay Mr. Coffman an amount such that after Mr. Coffman pays all taxes and excise tax imposed on the gross-up payment, the participant retains an amount of the gross-up payment equal to the excise tax imposed on the payment or distribution made by the Company.

•	Mr. Coffman is subject to non-competition and non-solicitation obligations during the term of his employment.

•

In the event of termination of Mr. Coffman’s employment by the Company for cause or as a result of a change in control, Mr. Coffman will be subject to non-competition and non-solicitation obligations for a period of at least two years following such termination (the “Restricted Period”). The Restricted Period shall continue for so long as payments are made by the Company to Mr. Coffman and for a period of six months thereafter.

•

In the event that Mr. Coffman terminates his employment with the Company and the Company continues to pay Mr. Coffman his salary, in at least monthly installments and net of all tax and other withholding obligations of the Company, at the level of salary paid to Mr. Coffman immediately prior to the effective date of the termination, Mr. Coffman will be subject to non-competition and non-solicitation obligations during the Restricted Period and the Restricted Period will continue for two (2) years from the last day of the last month for which a salary payment is made.

•

In the event that Mr. Coffman terminates his employment with the Company and the Company does not continue to pay Mr. Coffman his salary, the non-competition and non-solicitation obligations of Mr. Coffman shall cease after the Restricted Period.

•	For purposes of the Employment Agreement, a “change of control” is defined as the occurrence of any of the following:

(1)

any person (other than the Company or its officers and directors) becomes the beneficial owner of Company securities representing 25% or more of the combined voting power of the Company’s then outstanding securities, provided that any shares deemed to be beneficially owned by the Company’s officers and directors will not be included in such calculation;

(2)

the Company files a report or proxy statement with the SEC disclosing that a change in control of the Company has occurred or will occur in the future pursuant to any then existing contract or transaction;

(3)

individuals who constitute the Board of Directors as of the effective date of the Plan (the “incumbent board”) cease for any reason to constitute at least a majority of the Board, provided, however, that any individual who becomes a director subsequent to the date hereof who election, or nomination for election, was approved by a vote of at least a majority of the directors comprising the incumbent board shall be considered as though such individual was a member of the incumbent board, but excluding any individual whose initial assumption of office occurs as a result of actual or threatened solicitation of proxies or consents by or on behalf of a person other than the incumbent board;

(4)

a merger or consolidation of the Company, other than a merger or consolidation in which the voting securities of the Company immediately prior to the merger or consolidation continue to represent 45% or more of the combined voting power of the Company or surviving entity immediately after the merger or consolidation with another entity;

(5)

a sale, exchange, lease, mortgage, pledge, transfer or other disposition of all or substantially all of the assets of the Company which shall include the sale of assets or earning power aggregating more than 50% of the assets or earning power of the Company on a consolidated basis;

(6)	a liquidation or dissolution of the Company;

(7)	a reorganization, reverse stock split, or recapitalization of the Company which would result in any of the foregoing; and

(8)	a transaction or series of related transactions having the same effect as the foregoing.

•	For purposes of the Employment Agreement, the term “cause” shall mean:

(1)

the commission of a felony or an intentional act of gross misconduct, moral turpitude, fraud, embezzlement, or theft in connection with Mr. Coffman’s duties or in the course of his employment with the Company that the Board of Directors deems harmful to the Company;

(2)	An order by a federal or state regulatory agency to terminate or suspend Mr. Coffman’s employment; and

(3)

the continued engagement by Mr. Coffman in a competitive activity, after being given written notification by the Board of Directors to cease the competitive activity and after the Board of Directors has deemed the competitive activity to be harmful to the Company.

Oak Hill Financial, Inc. Key Executive Change of Control Plan

On December 20, 2005, the Board of Directors of the Company approved and adopted the Oak Hill Financial, Inc. Key Executive Change of Control Plan (the “Plan”). A copy of the Plan is attached hereto as Exhibit 10.2 and is incorporated herein by reference. The purpose of the Plan is to provide severance and other benefits to designated key executives of the Company and its subsidiaries in the event that their employment terminates for specified reasons within one year following a “change of control” of the Company. The key executives participating in the Plan are appointed by the Company’s Chief Executive Officer annually and confirmed by an annual election of the Governance and Compensation Committee of the Company’s Board of Directors. The initial key executives participating in the Plan are Messrs. Ratz, Copher, Hinsch, Knox and Armentrout.

For purposes of the Plan, a “change of control” means the occurrence of any of the following:

•

any person (other than the Company or its officers and directors) becomes the beneficial owner of Company securities representing 25% or more of the combined voting power of the Company’s then outstanding securities, provided that any shares deemed to be beneficially owned by the Company’s officers and directors will not be included in such calculation;

•

the Company files a report or proxy statement with the SEC disclosing that a change in control of the Company has occurred or will occur in the future pursuant to any then existing contract or transaction;

•

individuals who constitute the Board of Directors as of the effective date of the Plan (the “incumbent board”) cease for any reason to constitute at least a majority of the Board, provided, however, that any individual who becomes a director subsequent to the date hereof who election, or nomination for election, was approved by a vote of at least a majority of the directors comprising the incumbent board shall be considered as though such individual was a member of the incumbent board, but excluding any individual whose initial assumption of office occurs as a result of actual or threatened solicitation of proxies or consents by or on behalf of a person other than the incumbent board;

•

a merger or consolidation of the Company, other than a merger or consolidation in which the voting securities of the Company immediately prior to the merger or consolidation continue to represent 45% or more of the combined voting power of the Company or surviving entity immediately after the merger or consolidation with another entity;

•

a sale, exchange, lease, mortgage, pledge, transfer or other disposition of all or substantially all of the assets of the Company which shall include the sale of assets or earning power aggregating more than 45% of the assets or earning power of the Company on a consolidated basis;

•	a liquidation or dissolution of the Company;

•	a reorganization, reverse stock split, or recapitalization of the Company which would result in any of the foregoing; and

•	a transaction or series of related transactions having the same effect as the foregoing.

Notwithstanding the foregoing, in certain circumstances, the Board of Directors may determine by a majority vote of the Board that the above transactions do not constitute a change of control for purposes of the Plan.

A participant in the Plan will be entitled to severance and other benefits under the Plan if:

•

the participant’s employment with the Company and all of its subsidiaries terminates for any reason other than “cause,” death or disability within one year following a change of control. “Cause” means the willful and continued failure of the executive to perform his or her duties or the willful engaging by the executive in illegal conduct or gross misconduct materially injurious to the Company;

•

the participant resigns for “good reason” within one year following the change of control. “Good reason” means (i) a material diminution in the participant’s position, authority, duties or responsibilities, (ii) a material reduction in the participant’s annual salary and incentive compensation or material adverse change in employee benefits, (iii) requiring the participant to be based at an office or location more than 125 miles form the location where the participant was based immediately before the change in control, or (iv) failure of the Company to require any successor Company to comply with the Plan.

If the participant’s employment so terminates, the Company will pay the participant in twelve equal monthly payments consisting of, an amount equal to the participant’s annual salary, any unpaid salary, earned unused vacation play, the value of any stock option or related rights which as of the date of termination have been granted to participant, but are not exercisable by participant and the value of any restricted stock awards or related rights which have been granted to participant, but in which participant does not have a non-forfeitable or fully vested interest as of the date of termination. Such payment amounts may also be grossed-up if they would be subject to any excise tax on excess parachute payments under certain circumstances.

In order for the key executives to participate in the Plan, they must enter into an agreement with the Company under which they agree to:

•	reasonably assist the Company with any transition issues that arise from the participant’s employment;

•	not use or disclose any proprietary or confidential information;

•	not make any public statements related to the Company, its management, customers or employees without the prior written consent of the Company;

•	reasonably cooperate with the Company with respect to any investigation or litigation of which the participant has knowledge; and

•	provide the Company with a release of claims against the Company for matters related to the participant’s employment with the Company.

Oak Hill Financial, Inc. Non-Employee Director Deferred Compensation Plan

On December 20, 2005, the Board of Directors of the Company approved and adopted the Oak Hill Financial, Inc. Non-Employee Director Deferred Compensation Plan (the “Deferred Compensation Plan”). A copy of the Deferred Compensation Plan is attached hereto as Exhibit 10.3 and is incorporated herein by reference. The purpose of the Deferred Compensation Plan is to promote the interests of the Company, Oak Hill Banks and its affiliates, and the Company’s stockholders by increasing the interests of non-employee directors in the growth and performance of the Company by granting such directors stock awards and the opportunity to defer all or a portion of such stock awards. The material terms of the Deferred Compensation Plan are provided as follows:

•

The Board of Directors of the Company shall administer and interpret the Deferred Compensation Plan. The Deferred Compensation Plan, however, shall be interpreted in accordance with Section 409A of the Internal Revenue Code, administered in accordance with Section 409A of the Internal Revenue Code, and deemed to be modified to comply with Section 409A of the Internal Revenue Code to the maximum extent necessary to bring the provisions of this Plan into compliance with the rules of Section 409A of the Internal Revenue Code.

•

The Board of Directors of the Company shall have the authority to select non-employee directors to participate in the Deferred Compensation Plan. The initial participants in the Deferred Compensation Plan will be those directors who had deferred compensation agreements with the Company, including Messrs. Woods and Stephenson and Ms. DeClark-Pease.

•

A director may elect to have his or her director fees take the form of (i) 100% cash, (ii) 50% shares and 50% cash, or (iii) 100% shares. If the director elects to receive 50% shares or 100% shares, the director may elect to either (i) receive such shares either as soon as practicable after the date on which the director fees are otherwise earned and payable or (ii) defer receipt of such shares until the date on which his or her service on the Company’s Board of Directors terminates. In the event the director elects to defer the receipt of such shares, the cash value of the shares shall be credited to the director’s stock unit account and converted to stock units equivalent to whole shares. The number of stock units shall be credited to the director’s stock unit account and the aggregate value thereof shall be charged to the cash balance of the director’s stock unit account. Any cash balance remaining in the director’s stock unit account after such conversion, together with other subsequent credits of deferred director fees thereto and credits thereto, shall be converted into stock units to the extent possible on the next conversion date.

•

Additional credits shall be made to the director’s stock unit account in an amount equal to the cash dividends that the director would have received had he or she been the owner on each record date of a number of shares equal to the number of stock units in the director’s stock unit account on such date. In the event of a dividend of the shares or a common stock split, additional credits will be made to a director’s stock unit account of a number of stock units equal to the number of full shares the director would have received had he or she been the owner on each record date of a number of shares equal to the number of stock units in the director’s stock unit account on such date.

•

Upon the termination and separation of the director’s service on the Company’s Board of Directors, death of the participant, or disability of the director, the Company shall distribute the director’s stock unit account to the participant in the form of shares (i) in five substantially equal annual distributions starting on the anniversary date of such termination and separation and continuing thereafter for four additional distributions, (ii) in a lump sum as soon as practicable after the date of such death or disability. If the director is also a specified employee under Section 409A of the Internal Revenue Code, then no distribution upon termination or separation of service shall occur until the earlier of 30 days after six months following termination and separation of service from the Company or the director’s death.

•

The Board of Directors of the Company or the Board of Directors of Oak Hill Banks may terminate the Deferred Compensation Plan at any time, and for any reason, as to future deferrals provided that no distributions shall be made to a director except as provided in the Deferred Compensation Plan and permitted under Section 409A of the Internal Revenue Code.

Item 1.02	Termination of a Material Definitive Agreement

The Change in Control Agreement, effective as of January 31, 2004, between the Company and Mr. Coffman has terminated under the terms of the Employment Agreement described in Section 1.01.

Item 9.01	Financial Statements and Exhibits.

	(c)	Exhibits.

		Exhibit No.	Description

		10.1	Employment Agreement between Oak Hill Financial, Inc. and Ralph E. Coffman, Jr.

		10.2	Oak Hill Financial, Inc. Key Executive Change of Control Plan.

		10.3	Oak Hill Financial, Inc. Non-Employee Director Deferred Compensation Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oak Hill Financial, Inc.

/s/ Ron J. Copher

Date: December 27, 2005	Ron J Copher
Chief Financial Officer,
Treasurer & Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Employment Agreement between Oak Hill Financial, Inc. and Ralph E. Coffman, Jr.

10.2	Oak Hill Financial, Inc. Key Executive Change of Control Plan.

10.3	Oak Hill Financial, Inc. Non-Employee Director Deferred Compensation Plan.